UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2008 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 29, 2008, Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation, received $309 million from the sale of four series of tax-exempt pollution control bonds issued by the California Infrastructure and Economic Development Bank to reimburse the Utility for its March and April 2008 purchase of $454 million of auction rate pollution control bonds issued in 2005.  (The Utility previously received $95 million from the September 22, 2008 sale of pollution control bonds.)  The October bonds bear interest at variable interest rates not to exceed 12% per year.  The initial interest rate on the October bonds is 1.75%.  The interest rate payable on the bonds will initially be reset weekly.  Bonds in the principal amount of $160 million will mature in 2016 and bonds in the principal amount of $149 million will mature in 2026.

Each series of bonds is supported by a direct-pay letter of credit issued by Wells Fargo Bank National Association that expires on October 29, 2011, unless extended.  All payments on the bonds are made through draws on the letters of credit.  The Utility has entered into a reimbursement agreement with respect to each letter of credit under which the Utility is obligated to reimburse amounts drawn under such letter of credit.  If the Utility does not reimburse the issuing lender for a draw on a letter of credit to pay the purchase price of tendered bonds, the Utility is deemed to have requested a loan, which loan is generally payable upon the earlier of the successful remarketing of the tendered bonds or the expiration of the letter of credit.  The Utility used the proceeds of the sale of bonds primarily to repay outstanding commercial paper.

The Utility anticipates that the California Infrastructure and Economic Development Bank will complete the sale of the remaining $50 million of pollution control bonds to be issued for the Utility’s benefit by the end of 2008, subject to conditions in the tax-exempt bond market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: October 31, 2008	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: October 31, 2008	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary